--------------------------------------------------------------------------------

                           PROFIT FUNDS INVESTMENT TRUST
                           -----------------------------

                                 PROFIT VALUE FUND
                                 -----------------


                               SEMI-ANNUAL REPORT
                                 March 31, 1999
                                   (Unaudited)


      INVESTMENT ADVISER                                  ADMINISTRATOR
      ------------------                                  -------------
 INVESTOR RESOURCES GROUP, LLC                   COUNTRYWIDE FUND SERVICES, INC.
8720 Georgia Avenue, Suite 808                            P.O. Box 5354
 Silver Spring, Maryland 20910                     Cincinnati, Ohio 45201-5354
                                                         1.888.744.2337

--------------------------------------------------------------------------------

PROFIT FUNDS        Profit Value Fund
----------------    -----------------
[LOGO]
----------------
INVESTMENT TRUST


LETTER TO SHAREHOLDERS                                         PROFIT VALUE FUND
May 19, 1999


Dear Profit Value Fund Shareholder:

     At Profit Funds, we are committed to helping you pursue your financial goals, whether it's saving for retirement, paying for college tuition, buying a home, or building your own business. Our investment philosophy is that, over the long term, the most promising investment opportunities can be found among large financially sound companies, which at the time of investment, show an attractive valuation discount relative to their peers.

     Profit Value Fund is a growth mutual fund that seeks long-term total return by investment primarily in established, larger capitalization companies (i.e. companies having a market capitalization exceeding $1 billion) that are attractive relative to their peers. During the semi-annual period covered by this report, the performance of traditional "value" stocks lagged significantly behind the S&P 500 Index; however, the Profit Value Fund outperformed both its peers and the S&P 500 Index.

     We are pleased to inform you that the first quarter of 1999 was the best quarter in Profit Value Fund's history on numerous fronts. Asset growth increased well beyond the historical monthly average of 7.5% per month from inception through last fiscal year-end, and the Fund was mentioned in numerous magazine and press articles. The most exciting news is that the Fund's strong performance in 1998 continued into first quarter of 1999, with the Fund's 13.16% return outperforming the 4.98% increase in the S&P 500 Index and the 2.12% increase in the Lipper Growth & Income Fund Index for the quarter. We are excited about the Fund's performance and how it is helping to generate substantial interest in the Profit Value Fund. The Fund's addition of a 4% front-end load to new shareholder purchases during the period has also contributed to interest in the Fund as stockbrokers are beginning to discuss the Fund with their clients.

     For the semi-annual period ended March 31, 1999, the Profit Value Fund closed at a net asset value of $18.74 per share. The Fund's total return over the twelve months then ended was 37.77%, as compared to a total return for the S&P 500 Index of 18.46% and a 4.12% return for the Lipper Growth & Income Fund Index. The Fund's performance compared to its Lipper peer group competitors as well as its S&P 500 Index benchmark reflects strong relative outperformance.

     During much of 1998, advances in the equity market were very narrow, led by a sector by sector rotation of the top large momentum stocks, which continued to push the S&P 500 Index to historically high valuations. In this type of market environment, traditional "value" stocks typically get beaten up and fail to keep pace; however,

--------------------------------------------------------------------------------
           P.O. Box 5354 o Cincinnati, Ohio 45201-5354 o 888.744.2337
management's increase in the Fund's exposure to the technology sector late last summer proved timely and the Fund was able to prosper in this narrow market advance. As the market began to broaden during the semi-annual period, management started to put new assets to work in the financial services, basic materials, automobiles, and utilities sectors. During the period, the Fund initiated positions in Bell Atlantic, Chase Manhattan, CompUSA, Walt Disney, duPont, Fannie Mae, Ford, and Pepsico. The Fund sold positions in International Paper and Computer Associates.

     The U.S. market has been rising at triple its historical annual rate over the past four years. Although we caution investors to temper expectations of future market returns, we believe the Fund is well positioned to weather any changes in the market environment. We believe that, although the Federal Reserve may change its interest rate policy in the short term, interest rates will remain near their current level over the longer term. We remain convinced that within the market strength of the past year there has been enough sector and individual security corrections to help minimize any concerns about a sustained market downturn.

     Regardless of the direction the markets take in the coming years, we believe that the Profit Value Fund will continue to offer an attractive investment opportunity for individual and institutional investors. We continue to evaluate companies in a prudent and cautious manner, seeking companies that represent good valuations relative to their industry and competitors that are not dependent upon an excessive upward market trend.

     We urge shareholders to take a similar approach. That is, invest for the long run, avoid the temptation to "time" your investment based on market predictions, and diversify among stocks, bonds, and mutual funds based on your individual needs and time horizons. Finally, invest on a consistent basis, regardless of whether the markets are up or down.

     We would like to take this opportunity to express our sincere appreciation to our valued and growing family of shareholders for your continued support of and confidence in the Profit Value Fund. We look forward to serving your investment needs for many years to come.

Sincerely,

/s/ Eugene A. Profit

Eugene A. Profit
President

PROFIT VALUE FUND
STATEMENT OF ASSETS AND LIABILITIES
MARCH 31, 1999 (UNAUDITED)
================================================================================
ASSETS
Investments in securities:
    At acquisition cost                                             $ 2,307,837
                                                                    ===========
    At value (Note 1)                                               $ 3,535,123
Cash                                                                     40,000
Receivable for capital shares sold                                        6,040
Dividends receivable                                                      3,698
Receivable from Adviser                                                  47,410
Organization costs, net (Note 1)                                         61,284
Other assets                                                             16,519
                                                                    -----------
    TOTAL ASSETS                                                      3,710,074
                                                                    -----------
LIABILITIES
Payable to affiliates (Note 3)                                            4,000
Payable for securities purchased                                        176,400
Other accrued expenses and liabilities                                    8,502
                                                                    -----------
    TOTAL LIABILITIES                                                   188,902
                                                                    -----------

NET ASSETS                                                          $ 3,521,172
                                                                    ===========
Net assets consist of:
Paid-in capital                                                     $ 2,271,657
Accumulated net investment loss                                         (10,173)
Accumulated net realized gains from security transactions                32,402
Net unrealized appreciation on investments                            1,227,286
                                                                    -----------
Net assets                                                          $ 3,521,172
                                                                    ===========
Shares of beneficial interest outstanding (unlimited
    number of shares authorized, no par value)                          187,904
                                                                    ===========

Net asset value and redemption price per share (Note 1)             $     18.74
                                                                    ===========

Maximum offering price per share (Note 1)                           $     19.52
                                                                    ===========

See accompanying notes to financial statements.

PROFIT VALUE FUND
STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED MARCH 31, 1999 (UNAUDITED)
================================================================================
INVESTMENT INCOME
    Dividends                                                         $  15,005
                                                                      ---------
EXPENSES
    Professional fees                                                    16,337
    Investment management fees (Note 3)                                  16,191
    Accounting services fees (Note 3)                                    12,000
    Organization expense (Note 1)                                        11,830
    Custodian fees                                                        7,085
    Postage and supplies                                                  6,975
    Insurance expense                                                     6,750
    Registration fees                                                     6,331
    Administration fees (Note 3)                                          6,000
    Transfer agent fees (Note 3)                                          6,000
    Trustees' fees and expenses                                           4,648
    Reports to shareholders                                               2,186
    Distribution expense (Note 3)                                           621
    Other expenses                                                          578
                                                                      ---------
         TOTAL EXPENSES                                                 103,532
    Fees waived and expenses reimbursed by the Adviser (Note 3)         (78,354)
                                                                      ---------
         NET EXPENSES                                                    25,178
                                                                      ---------

NET INVESTMENT LOSS                                                     (10,173)
                                                                      ---------
REALIZED AND UNREALIZED GAINS
    ON INVESTMENTS
    Net realized gains from security transactions                        32,402
    Net change in unrealized appreciation/
       depreciation on investments                                      959,514
                                                                      ---------
NET REALIZED AND UNREALIZED
    GAINS ON INVESTMENTS                                                991,916
                                                                      ---------
NET INCREASE IN NET ASSETS FROM
    OPERATIONS                                                        $ 981,743
                                                                      =========

See accompanying notes to financial statements.

PROFIT VALUE FUND
STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS ENDED MARCH 31, 1999 AND SEPTEMBER 30, 1998
=========================================================================================
                                                              Six Months
                                                                 Ended           Year
                                                               March 31,        Ended
                                                                 1999        September 30,
                                                              (Unaudited)        1998
-----------------------------------------------------------------------------------------
FROM OPERATIONS:
     Net investment loss                                      $   (10,173)    $    (3,902)
     Net realized gains from security transactions                 32,402           3,421
     Net change in unrealized appreciation/depreciation
        on investments                                            959,514         (34,188)
                                                              -----------     -----------
Net increase (decrease) in net assets from operations             981,743         (34,669)
                                                              -----------     -----------
FROM DISTRIBUTIONS TO SHAREHOLDERS:
     Dividends from net investment income                              --         (13,477)
     Distributions from net realized gains                         (3,407)         (8,347)
                                                              -----------     -----------
Decrease in net assets from distributions to shareholders          (3,407)        (21,824)
                                                              -----------     -----------
FROM CAPITAL SHARE TRANSACTIONS:
     Proceeds from shares sold                                    762,244         979,553
     Net asset value of shares issued in
         reinvestment of distributions to shareholders              3,397          21,756
     Payments for shares redeemed                                (238,937)       (938,460)
                                                              -----------     -----------
Net increase in net assets from capital share transactions        526,704          62,849
                                                              -----------     -----------

TOTAL INCREASE IN NET ASSETS                                    1,505,040           6,356

NET ASSETS:
     Beginning of period                                        2,016,132       2,009,776
                                                              -----------     -----------
     End of period                                            $ 3,521,172     $ 2,016,132
                                                              ===========     ===========

ACCUMULATED NET INVESTMENT LOSS                               $   (10,173)    $        --
                                                              ===========     ===========
CAPITAL SHARE ACTIVITY:
     Shares sold                                                   44,722          73,832
     Shares issued in reinvestment of distributions
         to shareholders                                              206           1,766
     Shares redeemed                                              (16,235)        (72,439)
                                                              -----------     -----------
         Net increase in shares outstanding                        28,693           3,159
     Shares outstanding, beginning of period                      159,211         156,052
                                                              -----------     -----------
     Shares outstanding, end of period                            187,904         159,211
                                                              ===========     ===========

See accompanying notes to financial statements.

PROFIT VALUE FUND
FINANCIAL HIGHLIGHTS
==========================================================================================================
                                                                  Six Months
                                                                    Ended             Year        Period
                                                                   March 31,         Ended         Ended
                                                                     1999           Sept. 30,     Sept. 30,
PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD:    (Unaudited)         1998        1997 (a)
----------------------------------------------------------------------------------------------------------
   Net asset value at beginning of period                          $  12.66         $  12.88      $  10.00
                                                                   --------         --------      --------
   Income (loss) from investment operations:
      Net investment income (loss)                                    (0.05)           (0.02)         0.07
      Net realized and unrealized gains (losses) on investments        6.15            (0.06)         2.81
                                                                   --------         --------      --------
   Total from investment operations                                    6.10            (0.08)         2.88
                                                                   --------         --------      --------
   Less distributions:
      Dividends from net investment income                               --            (0.09)           --
      Distributions from net realized gains                           (0.02)           (0.05)           --
                                                                   --------         --------      --------
   Total distributions                                                (0.02)           (0.14)           --
                                                                   --------         --------      --------

   Net asset value at end of period                                $  18.74         $  12.66      $  12.88
                                                                   ========         ========      ========
RATIOS AND SUPPLEMENTAL DATA:

   Total return (b)                                                  48.22%(d)        (0.57%)       28.80%(d)
                                                                   ========         ========      ========

   Net assets at end of period (000's)                             $  3,521         $  2,016      $  2,010
                                                                   ========         ========      ========

   Ratio of net expenses to average net assets (c)                    1.94%(e)         1.95%         1.95%(e)

   Ratio of net investment income (loss) to average net assets       (0.79%)(e)       (0.18%)        1.19%(e)

   Portfolio turnover rate                                              17%(e)          101%           10%(e)
----------------------------------------------------------------------------------------------------------

(a) Represents the period from the initial public offering of shares (November 15, 1996) through September 30, 1997.

(b)  Total returns shown exclude the effect of applicable sales loads.

(c) Absent fee waivers and/or expense reimbursements by the Adviser, the ratios of expenses to average net assets would have been 7.99% (e), 8.36% and 18.57% (e) for the periods ended March 31, 1999, September 30, 1998 and 1997, respectively (Note3).

(d)  Not annualized.

(e)  Annualized.

See accompanying notes to financial statements.

PROFIT VALUE FUND
PORTFOLIO OF INVESTMENTS
MARCH 31, 1999 (UNAUDITED)
--------------------------------------------------------------------------------
                                                                       Market
COMMON STOCKS - 96.3%                                 Shares           Value
--------------------------------------------------------------------------------

AUTOMOBILES - 3.6%
Ford Motor Co.                                         2,200        $   124,850
                                                                    -----------
BASIC & SPECIALTY CHEMICALS - 3.6%
Dow Chemical Co.                                         720             67,095
E.I. du Pont de Nemours & Co.                          1,000             58,063
                                                                    -----------
                                                                        125,158
                                                                    -----------
BEVERAGES - 2.2%
Pepsico, Inc.                                          2,000             78,375
                                                                    -----------
CONSUMER STAPLES - 1.8%
Eastman Kodak Co.                                      1,000             63,875
                                                                    -----------

ELECTRIC UTILITIES - 1.6%
Southern Co.                                           2,460             57,349
                                                                    -----------

ENERGY & RESOURCES - 4.2%
El Paso Energy Corp.                                   1,500             49,031
Exxon Corp.                                              800             56,450
Mobil Corp.                                              500             44,000
                                                                    -----------
                                                                        149,481
                                                                    -----------
FINANCIAL & INSURANCE - 16.7%
American General Corp.                                 1,375             96,937
Chase Manhattan Corp.                                  1,300            105,706
Countrywide Credit Industries, Inc.                    1,000             37,500
Fannie Mae                                             1,000             69,250
Legg Mason, Inc.                                       2,000             67,375
Marsh & McLennan Co., Inc.                               750             55,641
Merrill Lynch & Co.                                    1,000             88,437
T. Rowe Price Associates, Inc.                         2,000             68,750
                                                                    -----------
                                                                        589,596
                                                                    -----------
HEALTHCARE - 8.1%
Amgen, Inc.*                                           1,400            104,825
Merck & Co., Inc.                                      1,400            112,263
Pfizer, Inc.                                             500             69,375
                                                                    -----------
                                                                        286,463
                                                                    -----------
MEDICAL INSTRUMENTS - 8.1%
Medtronic, Inc.                                        1,000             71,750
                                                                    -----------

MULTI-MEDIA - 1.8%
The Walt Disney Co.                                    2,000             62,250
                                                                    -----------

PROFIT VALUE FUND
PORTFOLIO OF INVESTMENTS
MARCH 31, 1999 (UNAUDITED)
--------------------------------------------------------------------------------
                                                                      Market
COMMON STOCKS - 96.3% (Continued)                     Shares          Value
--------------------------------------------------------------------------------

RETAILING - 10.2%
Abercrombie & Fitch Co.*                               1,775        $   163,300
Nike, Inc.                                             1,000             57,688
Wal-Mart Stores, Inc.                                  1,500            138,281
                                                                    -----------
                                                                        359,269
                                                                    -----------
RETIREMENT/AGED CARE - 1.3%
Sunrise Assisted Living, Inc.*                         1,000             45,563
                                                                    -----------

TECHNOLOGY - 30.0%
America Online, Inc.*                                  2,400            350,400
Compaq Computer Corp.                                  2,000             63,375
CompUSA Inc.*                                          5,000             35,000
EMC Corp.*                                             2,000            255,500
Intel Corp.                                            1,000            119,125
Microsoft Corp.*                                       1,200            107,550
Sun Microsystems, Inc.*                                1,000            124,937
                                                                    -----------
                                                                      1,055,887
                                                                    -----------
TELECOMMUNICATIONS - 7.7%
AT&T Corp.                                             1,275            101,761
Bell Atlantic Corp.                                    1,500             77,531
GeoTel Communications Corp.*                           2,000             91,750
                                                                    -----------
                                                                        271,042
                                                                    -----------
TELEVISION - 1.4%
Univision Communications, Inc. - Class A*              1,000             50,000
                                                                    -----------

TOTAL COMMON STOCKS (Cost $2,163,622) - 96.3%                       $ 3,390,908
                                                                    -----------

MONEY MARKETS - 4.1%
Corestates Liquidity Fund                              6,847        $     6,847
Fidelity Institutional Cash Fund                     137,368            137,368
                                                                    -----------
TOTAL MONEY MARKETS (COST $144,215)                                 $   144,215
                                                                    -----------

TOTAL INVESTMENTS AT VALUE (COST $2,307,837) - 100.4%               $ 3,535,123

LIABILITIES IN EXCESS OF OTHER ASSETS - (0.4)%                          (13,951)
                                                                    -----------

NET ASSETS - 100.0%                                                 $ 3,521,172
                                                                    ===========

* Non-income producing security.

See accompanying notes to financial statements.

PROFIT VALUE FUND
NOTES TO FINANCIAL STATEMENTS
MARCH 31, 1999 (UNAUDITED)


1.   SIGNIFICANT ACCOUNTING POLICIES

The Profit Value Fund (the Fund) is a diversified series of Profit Funds Investment Trust (the Trust), an open-end management investment company registered under the Investment Company Act of 1940. The Trust was organized as a Massachusetts business trust on June 14, 1996. The public offering of shares of the Fund commenced on November 15, 1996. The Fund had no operations prior to the public offering of shares except for the initial issuance of shares.

The Fund seeks long-term total return, consistent with the preservation of capital and maintenance of liquidity, by investing primarily in the common stock of established, larger capitalization companies (i.e. companies having a market capitalization exceeding $1 billion). Dividend income is only an incidental consideration to the Fund's investment objective.

The following is a summary of the Fund's significant accounting policies:

Securities valuation -- The Fund's portfolio securities are valued as of the close of business of the regular session of trading on the New York Stock Exchange (normally 4:00 p.m., Eastern time). Securities which are traded on stock exchanges or are quoted by NASDAQ are valued at the closing sales price or, if not traded on a particular day, at the closing bid price. Securities traded in the over-the-counter market, and which are not quoted by NASDAQ, are valued at the last sales price, if available, otherwise, at the last quoted bid price. Securities for which market quotations are not readily available are valued at fair value as determined in good faith in accordance with procedures established by and under the general supervision of the Board of Trustees.

Repurchase agreements -- Repurchase agreements, which are collateralized by U.S. Government obligations, are valued at cost, which, together with accrued interest, approximates market. At the time the Fund enters into a repurchase agreement, the seller agrees that the value of the underlying securities, including accrued interest, will at all times be equal to or exceed the face amount of the repurchase agreement.

Share valuation -- The net asset value per share of the Fund is calculated daily by dividing the total value of the Fund's assets, less liabilities, by the number of shares outstanding, rounded to the nearest cent. The maximum offering price per share of the Fund is equal to the net asset value per share plus a sales load equal to 4.17% of the net asset value (or 4% of the offering price). The redemption price per share of the Fund is equal to the net asset value per share.

Investment income -- Dividend income is recorded on the ex-dividend date. Interest income is accrued as earned.

Distributions to shareholders -- Distributions to shareholders arising from net investment income and net realized capital gains, if any, are distributed at least once each year. Dividends from net investment income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

Security transactions -- Security transactions are accounted for on the trade date. Securities sold are valued on a specific identification basis.

PROFIT VALUE FUND
NOTES TO FINANCIAL STATEMENTS
MARCH 31, 1999 (UNAUDITED)


Organization costs -- Costs incurred by the Fund in connection with its organization and registration of shares, net of certain expenses, have been capitalized and are being amortized on a straight-line basis over a five year period beginning with the commencement of operations. In the event any of the initial shares of the Fund are redeemed during the amortization period, the redemption proceeds will be reduced by a pro rata portion of any unamortized organization costs in the same proportion as the number of initial shares being redeemed bears to the number of initial shares of the Fund outstanding at the time of redemption. As of March 31, 1999, unamortized organization costs of $61,284 are scheduled to be amortized over a remaining 31 months.

Estimates -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Federal income tax -- It is the Fund's policy to comply with the special provisions of the Internal Revenue Code (the Code) available to regulated investment companies. As provided therein, in any fiscal year in which the Fund so qualifies and distributes at least 90% of its taxable net income, the Fund (but not the shareholders) will be relieved of federal income tax on the income distributed. Accordingly, no provision for income taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also the Fund's intention to declare as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts from prior years.

As of March 31, 1999, net unrealized appreciation on investments was $1,227,286 for federal income tax purposes, of which $1,281,413 related to appreciated securities and $54,127 related to depreciated securities based on a federal income tax cost basis of $2,307,837.

2.   INVESTMENT TRANSACTIONS

During the six months ended March 31, 1999, cost of purchases and proceeds from sales of portfolio securities, other than short-term investments, amounted to $838,348 and $196,061, respectively.

3.   TRANSACTIONS WITH AFFILIATES

The President of the Trust is also the President of Investor Resources Group, LLC (the Adviser). Certain other trustees and officers of the Trust are also officers of the Adviser, or of Countrywide Fund Services, Inc. (CFS), the administrative services agent, shareholder servicing and transfer agent, and accounting services agent for the Trust.

PROFIT VALUE FUND
NOTES TO FINANCIAL STATEMENTS
MARCH 31, 1999 (UNAUDITED)


INVESTMENT ADVISORY AGREEMENT
The Fund's investments are managed by the Adviser pursuant to the terms of an Investment Advisory Agreement. The Fund pays the Adviser an investment advisory fee, computed and accrued daily and paid monthly, at an annual rate of 1.25% of average daily net assets of the Fund.

The Adviser currently intends to voluntarily waive its investment advisory fees and reimburse the Fund for expenses incurred to the extent necessary to limit total operating expenses of the Fund to 1.95% of the Fund's average daily net assets. Accordingly, the Adviser waived its investment advisory fees of $16,191 and reimbursed the Fund for $62,163 of other operating expenses during the six months ended March 31, 1999.

ADMINISTRATION AGREEMENT
Under the terms of an Administration Agreement, CFS supplies non-investment related statistical and research data, internal regulatory compliance services and executive and administrative services for the Fund. CFS supervises the preparation of tax returns, reports to shareholders of the Fund, reports to and filings with the Securities and Exchange Commission and state securities commissions and materials for meetings of the Board of Trustees. For these services, CFS receives a monthly fee at an annual rate of 0.15% of the Fund's average daily net assets up to $25 million; 0.125% of such net assets between $25 million and $50 million; and 0.10% of such net assets in excess of $50 million, subject to a minimum monthly fee of $1,000. During the six months ended March 31, 1999, CFS earned $6,000 of administration fees under the Administration Agreement.

ACCOUNTING SERVICES AGREEMENT
Under the terms of an Accounting Services Agreement, CFS calculates the daily net asset value per share and maintains the financial books and records of the Fund. For these services, CFS receives a fee, based on current asset levels, of $2,000 per month from the Fund. During the six months ended March 31, 1999, CFS earned $12,000 of accounting services fees under the Accounting Services Agreement. In addition, the Fund reimburses CFS for out-of-pocket expenses related to the pricing of the Fund's portfolio securities.

TRANSFER AGENT AGREEMENT
Under the terms of a Transfer, Dividend Disbursing, Shareholder Service and Plan Agency Agreement, CFS maintains the records of each shareholder's account, answers shareholders' inquiries concerning their accounts, processes purchases and redemptions of the Fund's shares, acts as dividend and distribution disbursing agent and performs other shareholder service functions. For these services, CFS receives a monthly fee at an annual rate of $17.00 per shareholder account from the Fund, subject to a $1,000 minimum monthly fee. During the six months ended March 31, 1999, CFS earned $6,000 of transfer agent fees under the Transfer Agent Agreement. In addition, the Fund reimburses CFS for out-of-pocket expenses including, but not limited to, postage and supplies.

PROFIT VALUE FUND
NOTES TO FINANCIAL STATEMENTS
MARCH 31, 1999 (UNAUDITED)


UNDERWRITING AGREEMENT
CW Fund Distributors, Inc. (the Underwriter), an affiliate of CFS, serves as principal underwriter for the Fund and exclusive agent for the distribution of shares of the Fund. Under the terms of an Underwriting Agreement between the Trust and the Underwriter, the Underwriter earned $936 from underwriting and brokerage commissions on the sale of shares of the Fund for the six months ended March 31, 1999.

DISTRIBUTION PLAN
The Fund has adopted a Plan of Distribution (the Plan) under which the Fund may directly incur or reimburse the Adviser for expenses related to the distribution and promotion of Fund shares. The annual limitation for payment of such expenses under the Plan is 0.25% of the Fund's average daily net assets. The Fund incurred distribution expenses of $621 under the Plan during the six months ended March 31, 1999.